RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May 1999.





                                       /s/ JAMESON A. BAXTER
                                       ---------------------
                                       Jameson A. Baxter

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May 1999.





                                       /s/ RICHARD G. CLINE
                                       ---------------------
                                       Richard G. Cline

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May 1999.





                                       /s/ GARY L. CRITTENDEN
                                       ----------------------
                                       Gary L. Crittenden

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May 1999.





                                       /s/ JAMES A. HENDERSON
                                       ----------------------
                                       James A. Henderson

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May 1999.





                                        /s/ GREGORY P. JOSEFOWICZ
                                        -------------------------
                                        Gregory P. Josefowicz

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May 1999.





                                       /s/ NEIL S. NOVICH
                                       ------------------
                                       Neil S. Novich

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May 1999.





                                        /s/ JERRY K. PEARLMAN
                                        ---------------------
                                        Jerry K. Pearlman

                             RYERSON TULL, INC.



                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Ryerson Tull, Inc, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Neil S. Novich, Jay
M. Gratz, Gary J. Niederpruem, George A. Ranney, Jr., Lily L. May and Terence Rogers, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 1,000,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Ryerson Tull 1999 Incentive Stock plan and 300,000 shares of Common Stock, $1.00 par value per share, of the Company covered by the Directors' 1999 Stock Option Plan, including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Company to registration statements on Forms S-8, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statements and to the prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Company meets all of the requirements for filing on Forms S-8; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of May 1999.





                                       /s/ RONALD L. THOMPSON
                                       ----------------------
                                       Ronald L. Thompson